Asset retirement obligations	12 Months Ended
Dec. 31, 2024
Disclosure of Asset Retirement Obligations [abstract]
Asset retirement obligations
17. Asset retirement obligations

	Turkiye	Canada	Greece	Romania	Total

At January 1, 2024	$76,357	$15,308	$37,444	$—	$129,109
Accretion during the year (1)	2,963	355	1,551	447	5,316
Revisions to estimate	6,589	(3,856)	(27)	(1,202)	1,504
Settlements	(635)	—	(3,053)	—	(3,688)
Reclassified to liabilities associated with assets held for sale	—	—	—	755	755
At December 31, 2024	$85,274	$11,807	$35,915	$—	$132,996
Less: Current liability portion	—	—	(5,071)	—	(5,071)
Non-current liability portion	$85,274	$11,807	$30,844	$—	$127,925

Estimated undiscounted amount	$157,040	$27,740	$67,837	$—	$252,617

	Turkiye	Canada	Greece	Romania	Total

At January 1, 2023	$54,521	$14,215	$41,137	$—	$109,873
Accretion during the year (1)	2,224	336	1,731	427	4,718
Revisions to estimate	20,095	757	(2,316)	(99)	18,437
Settlements	(483)	—	(3,108)	—	(3,591)
Reclassified to liabilities associated with assets held for sale	—	—	—	(328)	(328)
At December 31, 2023	$76,357	$15,308	$37,444	$—	$129,109
Less: Current liability portion	—	—	(4,019)	—	(4,019)
Non-current liability portion	$76,357	$15,308	$33,425	$—	$125,090

Estimated undiscounted amount	$127,181	$20,757	$64,771	$—	$212,709
(1) Accretion expense for the Romanian reporting segment has been reclassified to loss from discontinued operations for the years ended December 31, 2024 and 2023 (Note 6).

The Company’s asset retirement obligations relate to the restoration and rehabilitation of the Company’s mining operations and projects under development. The expected timing of cash flows in respect of each provision is based on the estimated life of the related mining operation.
17. Asset retirement obligations (continued)
The provision is calculated as the present value of estimated future net cash outflows based on the following key assumptions:

	Turkiye	Canada	Greece	Romania
	%	%	%	%
At December 31, 2024
Inflation rate	2.6 to 2.9	2.5	2.5 to 4.2	2.4
Discount rate	4.6	4.9	4.4 to 4.9	4.9

At December 31, 2023
Inflation rate	2.5 to 3.2	3.2	2.3 to 2.5	2.5
Discount rate	3.9	3.9	4.0 to 4.2	4.2

The discount rate is a risk-free rate based on U.S. Treasury bond rates with maturities commensurate with mining operations and projects under development. U.S. Treasury bond rates have been used for all of the mining operations and projects under development as the liabilities are denominated in U.S. dollars. Similarly, the inflation rates used in determining the present value of the future net cash outflows are based on estimated U.S. inflation rates.
In relation to the asset retirement obligations in Greece and Canada, the Company has the following:
(a)A €55.0 million ($57.1 million) Letter of Guarantee to the Ministry of Environment and Energy and Climate Change ("MEECC") as security for the due and proper performance of rehabilitation works committed in relation to the mining and metallurgical facilities of the Kassandra Mines (Olympias, Stratoni and Skouries) and the removal, cleaning and rehabilitation of the old Olympias tailings. This Letter of Guarantee was amended for a 15-year term to May 27, 2038, and has an annual fee of 197 basis points.
(b)A €8.3 million ($8.6 million) Letter of Guarantee to the MEECC for the due and proper performance of the Kokkinolakkas Tailings Management Facility, committed in connection with the Environmental Impact Assessment approved for the Kassandra Mines (Olympias, Stratoni and Skouries). This Letter of Guarantee was amended for a 15-year term to May 27, 2038, and has an annual fee of 192 basis points.
(c)Restricted cash of $1.7 million (2023 – $2.0 million) relates to an environmental guarantee deposit posted as security for rehabilitation works primarily in relation to Lamaque.